Exhibit 99.2

APi TO ACQUIRE CHUBB FIRE SECURITY BUSINESS J u l y 2 7 , 2 0 2 1

Forward-Looking Statements and Disclaimers This presentation does not constitute or form part of any offer or invitation to purchase, otherwise acquire, issue, subscribe for, sell or otherwise dispose of any securities, nor any solicitation of any offer to purchase, otherwise acquire, issue, subscribe for, sell, or otherwise dispose of any securities. The release, publication or distribution of this presentation in certain jurisdictions may be restricted by law and therefore persons in such jurisdictions into which this presentation is released, published or distributed should inform themselves about and observe such restrictions. Certain statements in this presentation are forward-looking statements which are based on the APi Group Corporation’s (the “Company”) expectations, intentions and projections regarding the Company’s future performance, anticipated events or trends and other matters that are not historical facts. These forward-looking statements include, but are not limited to, statements regarding (i) estimates and forecasts of financial and performance metrics; (ii) expectations regarding market opportunity and market share; (iii) potential benefits of the transaction, including the global expansion of the Company’s business, cross-selling and cost synergy opportunities, a positive effect on the Company’s service mix and organic growth and margin expansion opportunities; and (iv) expectations related to the terms and timing of the proposed transaction. These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including: (i) economic conditions, competition and other risks that may affect the Company’s future performance, including the impacts of the COVID-19 pandemic on the Company’s business, markets, supply chain, customers and workforce, on the credit and financial markets, on the alignment of expenses and revenues and on the global economy generally; (ii) the inability of the parties to successfully or timely consummate the transaction; ; (iii) failure to realize the anticipated benefits of the transaction; (iv) changes in applicable laws or regulations; (v) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (v) other risks and uncertainties, including those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 under the heading “Risk Factors.” Given these risks and uncertainties, prospective investors are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of such statements and, except as required by applicable law, the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures Some of the financial information and data contained in this presentation, such as EBITDA, Adjusted EBITDA and Adjusted EPS have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The Company’s management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures permit investors to view the Company’s performance using the same tools that management uses to evaluate the Company’s past performance and prospects for future performance and permit investors to compare the Company with its peers, many of which present similar non-GAAP financial measures to investors. While the Company believes these non-GAAP measures are useful in evaluating the Company’s performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies.

Today’s Speakers Russ Sir Martin E. James E. Becker Franklin Lillie

Executive Summary 1 APi Group to acquire Chubb Fire & Security from Carrier Global Corporation • Creates world’s leading life safety services provider • Expands APi’s protective moat through greater statutorily required service offerings • High free cash flow conversion business with meaningful organic growth & margin expansion opportunities 2 Transforms APi into a global business services company with substantial recurring-revenue • Strengthens APi’s strategic platform and expands the company’s geographic reach • Combined entity will have market leading positions in major geographies with strong organic growth • Expansion into new markets with complementary service offerings, presenting cross selling and synergy opportunities 3 Enterprise value of $3.1 billion, which includes ~$2.9 billion cash & $200 million of assumed liabilities and other adjustments • Expected to be accretive to adjusted EPS pre-synergies • Transaction financed through mix of cash on hand, new debt and equity financing • Fully committed financing with supporting preferred equity investment by Blackstone Group and Viking Global Investors

Transaction Overview & Strategic Rationale

Transaction Details APi to acquire Chubb for total enterprise value of $3.1 billion, which includes ~$2.9 billion cash & Overview $200 million of assumed liabilities and other adjustments Combination creates leading global, asset light, safety services provider Transaction will be funded by a combination of cash on hand, perpetual preferred equity financing and new debt issuance Financing Blackstone Group and Viking Global Investors to provide a total of $800M perpetual preferred equity financing Expected pro forma target net leverage ratio of 4.25x before synergies at closing with goal of returning to below 3.0x net leverage expeditiously Value Highly accretive transaction on a pro forma basis Creation Expect to achieve meaningful run-rate revenue and cost synergies Subject to customary closing conditions and regulatory approvals Timing Expected to close around year end

Strategic Rationale 1 Transforms APi into the world’s leading life safety business 2 Expands on asset light, low capex, high free cash flow conversion services platform 3 Amplifies APi’s service mix to +50% with meaningful recurring revenue 4 Enhances services platform with complementary offerings & cross-selling opportunities 5 Organic growth & margin expansion opportunity utilizing APi operating platform 6 Highly accretive transaction with compelling synergies 7 Adds internationally recognized Chubb brand to the APi family of companies

Chubb Meets Our Stated Investment Criteria

KEY INVESTMENT CRITERIA

Market Leaders in Niche Markets

- Combination forms world's leading life safety services provider
- Leading fire and security market positions in each of top 6 geographies
- Global trusted brand boasting strong, tenured customer relationships

History of Strong Free Cash Flow Generation

- Low capital intensity business, with strong free cash flow conversion
- Stable margin profile with organic expansion opportunity
- Over 60% of Chubb's revenue is recurring in nature

Experienced Management Team

- Incentivized and aligned leadership team with performance culture consistent with APi
- Re-energized team as business shifts from non-core to strategic priority
- Robust entrepreneurial spirit at branch level

Recurring Revenue Profile with Diversified End Market Exposure

- Recurring revenue base, with long-term visibility
- Well diversified across geographies, end markets, and clients
- Product-agnostic service offerings and strong relationships with key OEMs

Value Accretive

- Compelling valuation at ~13.3x LTM Adjusted EBITDA including synergies
- Transaction is expected to be immediately accretive to APi
- Meaningful revenue and cost synergy opportunities

Chubb has 200+ year history providing statutorily required and route-based services through internationally recognized brand

9 BUILDING GREAT LEADERS®

Chubb Business Overview

Chubb is an Iconic, Market-Leading Safety Brand Globally

Company Snapshot

- Full-service provider of fire and electronic security services, including integrated system sales, design, installation, service and monitoring
- Product-agnostic platform with best-in-class technology tailored to individual customer needs
- End-to-end business model with significant recurring, predictable revenue
- Internationally-recognized brand with 200+ year history
- Presence in 17 countries serving over 1.5 million customer sites
  - Leading market positions in France, UK, Australia, Canada, Hong Kong and Netherlands
  - Top 6 markets comprise ~90% of revenue
- Asset light financial profile:
  - LTM 3/31/21 Revenue: ~$2.2 billion and Adj. EBITDA margins of ~9.6%
  - Free Cash Flow conversion[1] of ~90%

HQ: London, UK	200+ Year History
13,000+ Employees	1.5m+ Customer Sites Serviced

2020A Revenue Breakdown



9%
38%
53%
By Solution
Installation
Service
Monitoring
15%
39%
10%
36%
By Offering
Fire Detection & Alarms
Electronic Security
Monitoring
Portable Fire Extinguishers

(1) Free Cash Flow defined as Adj. EBITDA less capex divided by Adj. EBITDA.

11 BUILDING GREAT LEADERS®

Safety Services Overview Security Services Life Safety Integrated Detection and Security Alarm Systems Solutions Monitoring, Video Fire Protection Verification and Equipment Remote Guarding Intruder Fire Suppression Detection Systems Access Water Mist Control Systems Consultancy, Installation, Maintenance, Remote Services and Training

End-to-End Business Model Delivering Predictable Revenue 1 2 technicians • Multi-year service contracts to • Experienced engage directly with customers • Customer maintain and update systems to develop and install a Engagement acquired through Chubb bespoke integrated system • Technical Expertise installation and service in Complex Solutions • Provides robust portfolio value • Establishes the foundation for • Integrated Systems and predictable recurring future recurring revenue revenue • Technicians increasingly able • Recurring to perform maintenance • System Contractual Upgrades Revenue remotely • Break and Fix • Frequent • Pull Through Customer Revenue Interaction 4 3 • “Do & Charge” pull through • Secure, connected network of revenue from customer • Recurring Contractual 22 monitoring centers provides maintenance visits 24/7 fire and security Revenue • +60% recurring revenue, monitoring • Highly Responsive drives high degree of revenue • Enables security coverage • Emergency Management visibility without an on-site presence 3 Chubb’s operating model drives predictable recurring revenue and a consistent sales cycle

APi + Chubb Stronger Together

Chubb Geography Overview Norway UK Denmark Canada #1 #2 Netherlands #2 #2 #1 #1 Belgium Germany Ireland United Hong Kong / Macau & China(1) States France #1 #1 Austria #1 #3 India Switzerland Thailand Singapore Spain Australia #1 #1 New Zealand Chubb Presence APi Presence APi + Chubb Presence # Chubb Fire Market Position # Chubb Security Market Position (1) Market positions in Hong Kong.

2020 Revenue Split – APi vs. APi + Chubb APi Standalone (2020A) – ~$3.6B 7% 16% Geography Segment 45% 39% 93% Safety Services United States Specialty Services ~13k Employees Canada & Europe Industrial Services APi + Chubb (2020A) – ~$5.6B Diversified, global business Increases safety services ~10% 10% 25% Geography Segment ~30% ~59% 65% United States Safety Services Canada & Europe Specialty Services ~26k Employees APAC & Other Industrial Services

Chubb Organic Growth Potential Underlying Growth Levers Addressable Market Growth EBITDA 4% – 5% Revenue 3% – 4% Fire Safety Electronic Cross-Selling Investment in Route Remote Service Volume and Full Organic Security Opportunities Salesforce Optimization Delivery Pricing Growth Potential Opportunity

Consistent with Our Previously Communicated Long-Term Growth Strategy at our 2021 Investor Day

ORGANIC EXPANSION + **M&A**

GROW	CAPITALIZE	SCALE	SEEK
Recurring service revenue	Improved project and customer selection	Expand core business and service offerings	Disciplined, opportunistic and accretive acquisitions
Geographic expansion	Increase market share	Sister company cross-selling	Incremental customer base
Expansion into adjacencies	Pricing opportunities	Grow national accounts	Add capabilities in adjacencies
Channel expansion	Investment in back-office infrastructure	Win more share of entire facility life cycle	Expand geographic reach
	Increase margins	Leverage scale and drive margins	

Chubb

18 BUILDING GREAT LEADERS®

Summary Investment Highlights 1 Transforms APi into a leading global safety services company Meaningful organic growth & margin expansion potential through APi operating 2 platform 3 Increases APi’s service business mix and expands recurring revenue-based model Complementary platform with multiple internationally-recognized brands, and 4 enhanced cross-selling opportunities 5 Attractive free cash flow profile with low capex 6 Highly accretive transaction with compelling synergy opportunity

Highly Strategic Acquisition With Significant Upside Potential for Shareholders ✓ Integrate and enhance combined corporate culture and values to bring out the best of both organizations ✓ Greater investment and increased support to the Chubb team to drive improvements e organization and realize financial profile in line with APi’s Safety Services segment ✓ Access to Blackstone’s substantial commercial property portfolio in the US and internationally ✓ Drive operational improvements and reinvest free cash flow to achieve best in class returns ✓ Near-term capital allocation plan focused on deleveraging through asset-light, high cash flow conversion operating model Chubb is a sleeping giant and will be a core asset for us that we plan to invest behind

APi Group